EXHIBIT 10(h)



                       AMENDED CONSOLIDATED FEDERAL INCOME
                       TAX LIABILITY ALLOCATION AGREEMENT


                                     between

                              SCOR U.S. CORPORATION
             hereinafter call the "Parent Company," on the one part


                                       and

                            SCOR REINSURANCE COMPANY,
                               SCOR SERVICES, INC.
                                   BIND, INC.
                  THE UNITY FIRE AND GENERAL INSURANCE COMPANY,
               GENERAL SECURITY ASSURANCE CORPORATION OF NEW YORK,
                                   NARG, INC.


     All six being subsidiaries of the Parent Company, hereinafter called individually the "Subsidiary" and collectively the "Subsidiaries," on the other part,

     WHEREAS, it appears that certain benefits might be derived jointly by the Parent Company and its Subsidiaries from the filing of consolidated federal income tax returns, as legally permitted under the Internal Revenue Code; and

     WHEREAS, each of the Subsidiaries agrees to be a party to the consolidated federal income tax agreement, and the Parent Company agrees to file the consolidated federal income tax return on behalf of the participating affiliated Group;

     NOW, THEREFORE, the parties upon their individual participation and effective with tax year 1990, hereto agree as follows:

          1. Each Subsidiary will furnish all necessary information and data to the Parent Company so as to enable it to prepare and file consolidated federal income tax returns, as required under the Internal Revenue Code and the regulations of the Internal Revenue Service.

          2. Each Subsidiary will provide the Parent Company with sufficient funds corresponding to its individual federal income tax liability, so as to enable the Parent Company to proceed to the payment of the consolidated income taxes as required under the Federal Tax Laws and Regulations. All settlements under this Agreement shall be made within 30 days of the filing of the applicable estimated or actual consolidated federal corporate income tax return with the Internal Revenue Service, except where a refund is due to Parent Company, in which case, it may defer payment to the Subsidiary to within 30 days of receipt of such refund.

          3.   The tax charge to any Subsidiary under this Agreement shall


          not be more than it would have paid if it had filed on a separate return basis. The Subsidiary shall be "paid" for any foreign tax credits, investment credits, losses or nay loss carry over (collectively herein referred to as "credits") generated by it, to the extent actually used in the consolidated return. Payment shall be equal to the "savings" generated by its credits. All payments shall be recorded on the Subsidiary's books as contributed surplus.

          4. To help assure any Subsidiary's enforceable right to recoup federal income taxes in the event of future net losses an escrow consisting of assets eligible as an investment for such Subsidiary shall be established and maintained by the Parent Company in an amount equal to the excess of the amount paid by such Subsidiary to the Parent Company for federal taxes over the actual payment made by the Parent Company to the Internal Revenue Service. The escrow account shall be established at such time as the amount any Subsidiary pays the Parent Company for federal income taxes exceeds the actual amount of income taxes ICNA Holding pays to the Internal Revenue Service. Escrow Assets may be released to the Parent Company from the escrow account at such time as the permissible period for loss carrybacks has elapsed. The terms of the escrow account will be those set forth in the proposed Escrow Agreement attached hereto as Exhibit A.

          5. Tax losses carried forward shall be treated in accordance with Generally Accepted Accounting Principles.

          6. Adjustments shall be made if taxable income, special deductions or credits reported in a consolidated return are revised by the Internal Revenue Service, or other appropriate authority.

          7.   The Agreement may be terminated if:

               a. The parties hereto agree in writing to such termination; or
               b. membership in the affiliated Group ceases or is terminated for any reason whatsoever; or
               c. the affiliated Group fails to file a consolidated return for any taxable year.

          8. Notwithstanding the termination of this Agreement, its provisions will remain in effect, with respect to any period of time during the tax year in which termination occurs, for which the income of the terminating party must be included in the consolidated return.

          9. The Agreement shall not be assignable to any party without the prior written consent of the others.

          10. Should any difference of opinion arise between or among any of the parties to this Agreement which cannot be resolved in the normal course of business with respect to the interpretation of this Agreement or the implementation of performance of the respective obligation of the parties under this Agreement, the difference shall be submitted to standard arbitration.

          11. Notwithstanding the termination of this Agreement, all materials including, but not limited to, returns, supporting


          schedules, workpapers, correspondence and other documents relating to the consolidated return shall be made available to any party to the agreement during regular business hours.

     IN WITNESS THEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement in quintuplicate at:

     New York, New York, this 19th day of September, 1990



                                             SCOR U.S. CORPORATION

     Maxine H. Verne                         William K. Lowry, Jr.
     Assistant Secretary                     Sr. Vice President

                                             SCOR REINSURANCE COMPANY

     Maxine H. Verne                         William K. Lowry, Jr.
     Assistant Secretary                     Sr. Vice President

                                             SCOR SERVICES, INC.

     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Sr. Vice President

                                             BIND, INC.

     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Sr. Vice President

                         THE UNITY FIRE AND GENERAL INSURANCE COMPANY

     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Sr. Vice President

                    GENERAL SECURITY ASSURANCE CORPORATION OF NEW YORK

     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Sr. Vice President

                                             NARG, INC.

     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Sr. Vice President



                                                       EXHIBIT 10(h)



                        AMENDMENT No. 2 TO TAX AGREEMENT


          This Amendment No. 2 to Tax Agreement made this 5th day of May, 1994, by and between SCOR U.S. Corporation ("Parent Company") and SCOR Reinsurance Company; SCOR Services, Inc.; Bind, Inc.; California Reinsurance Management Company; General Security Insurance Company, formerly known as International Insurance Company of Takoma Park, Maryland; General Security Indemnity Company, formerly known as Southwest International Reinsurance Company; Morgard, Inc.; and The Unity Fire and General Insurance Company and NARG, Inc. (individually, a "Subsidiary" and collectively, the "Subsidiaries") is intended to amend an Amended Consolidated Federal Income Tax Liability Allocation Agreement dated May 2, 1991, ("Agreement") between the above-named parties.

          WHEREAS, effective August 30, 1993, the charter of Southwest International Reinsurance Company was amended to change the name of the company to General Security Indemnity Company ("GSInd");

          WHEREAS, effective January 12, 1993, the charter of International Insurance Company of Takoma Park, Maryland was amended to change the name of the company to General Security Insurance Company ("GSIC"); and

          WHEREAS, effective January 1, 1994 General Security Assurance Corporation of New York ("GSANY"), an original party to the Agreement, was merged with and into SCOR Reinsurance Company; and

          WHEREAS, the parties desire to amend the Agreement to reflect the aforesaid events.

          NOW, THEREFORE, in consideration of the premises and covenants set forth herein, the parties hereto agree that the Agreement shall be amended as follows:

               i.        That, the terms "Subsidiary" or "Subsidiaries" as
                    defined in the Agreement shall not include GSANY and all references to GSANY shall be deleted in their entirety, effective as of January 1, 1994.

               ii.       That, any and all references in the Agreement to
                    (a) Southwest International Reinsurance Company ("SIRCO") shall be deleted and General Security Indemnity Company ("GSInd") shall be substituted in lieu thereof, and to (b) International Insurance Company of Takoma Park, Maryland shall be deleted and General Security Insurance Company ("GSIC") shall be substituted in lieu thereof.

               3. That aside from the foregoing, the Agreement shall continue to be binding upon the parties with regard to all the provisions contained therein.


          IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to Tax Agreement to be executed the day and year first-above written.


                                             SCOR U.S. CORPORATION


     Maxine H. Verne                         Jeffrey D. Cropsey
     Maxine H. Verne                         Jeffrey D. Cropsey
     Assistant Secretary                     Senior Vice President



                                             SCOR REINSURANCE COMPANY


     Maxine H. Verne                         Jeffrey D. Cropsey
     Maxine H. Verne                         Jeffrey D. Cropsey
     Assistant Secretary                     Senior Vice President


                                             SCOR SERVICES, INC.


     Maxine H. Verne                         John T. Andrews, Jr.
     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                             BIND, INC.


     Maxine H. Verne                         John T. Andrews, Jr.
     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President



                               THE UNITY FIRE AND GENERAL INSURANCE COMPANY


     Maxine H. Verne                         John T. Andrews, Jr.
     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President

                                             NARG, INC.


     Maxine H. Verne                         John T. Andrews, Jr.
     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                         GENERAL SECURITY INDEMNITY COMPANY


     Maxine H. Verne                         John T. Andrews, Jr.
     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President




                              CALIFORNIA REINSURANCE MANAGEMENT CORPORATION


     Maxine H. Verne                         R. Daniel Brooks
     Maxine H. Verne                         R. Daniel Brooks
     Secretary                               President



                                             MORGARD, INC.


     Mark A. Welshons                        Phillip L. Chapman
     Mark A. Welshons                        Phillip L. Chapman
     Assistant Secretary                     President



                                         GENERAL SECURITY INSURANCE COMPANY


     Mark A. Welshons                        John T. Andrews, Jr.
     Mark A. Welshons                        John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President